News
Release
Vectren Corporation
One Vectren Square
Evansville, IN 47708

May 12, 2015

FOR IMMEDIATE RELEASE

Investor Contact:     Robert Goocher - (812) 491-4080 or rgoocher@vectren.com
Media Contact:     Chase Kelley - (812) 491-4128 or kckelley@vectren.com

Vectren Utility Holdings, Inc. and Vectren Capital, Corp. Price
$200 Million and $150 Million, respectively, of Senior Unsecured Notes

Evansville, Ind. - Vectren Corporation (NYSE: VVC) today announced that its subsidiary, Vectren Utility Holdings, Inc. (VUHI) priced $200 million of its senior unsecured notes to be issued in three tranches of 20, 30 and 40 years. The notes were sold to various institutional investors through the private placement market. VUHI will be issuing $25 million of 3.90% Series A senior notes due Dec. 15, 2035, $135 million of 4.36% Series B senior notes due Dec. 15, 2045, and $40 million of 4.51% Series C senior notes due Dec. 15, 2055. The proceeds received from the issuance of the senior notes will be used to refinance existing indebtedness that matures in 2015 and for general corporate purposes, including its capital expenditure program.

Vectren Corporation also announced that its subsidiary, Vectren Capital, Corp. (Vectren Capital), has priced $150 million of its senior unsecured notes to be issued in two tranches of seven and 15 years and sold to various institutional investors through the private placement market. The senior notes will be guaranteed by Vectren Corporation. Vectren Capital will be issuing $75 million of 3.33% Series A senior notes due Dec. 15, 2022, and $75 million of 3.90% Series B senior notes due Dec. 15, 2030. The proceeds received from the issuance of the senior notes will be used to refinance existing indebtedness that matures in 2015 and 2016 and for general corporate purposes.

Subject to the satisfaction of customary closing conditions, both the VUHI and Vectren Capital senior notes will be issued on or about Dec. 15, 2015.

“We are pleased to have been able to execute these two offerings in the private placement market to support both our utility and nonutility operations at very attractive interest rates and with strong investor interest,” said M. Susan Hardwick, Vectren’s Senior Vice President and CFO.

Neither the VUHI senior notes nor the Vectren Capital senior notes will be registered under the Securities Act of 1933 or any state securities laws. These senior notes will not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act of 1933 and any state securities laws. This announcement is neither an offer to sell nor a solicitation of an offer to buy the senior notes.

About Vectren
Vectren Corporation (NYSE: VVC) is an energy holding company headquartered in Evansville, Ind. Vectren’s energy delivery subsidiaries provide gas and/or electricity to more than 1 million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren’s nonutility subsidiaries and affiliates currently offer energy-related products and services to customers throughout the U.S. These include infrastructure services and energy services. To learn more about Vectren, visit www.vectren.com.

Forward-Looking Information

A “safe harbor” for forward-looking statements is provided by the Private Securities Litigation Reform Act of 1995 (Reform Act of 1995). The Reform Act of 1995 was adopted to encourage such forward-looking statements without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Certain matters described in this document are forward-looking statements. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management. When used in this document, the words “believe”, “anticipate”, “endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the company’s actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

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Factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs; unanticipated changes to coal and natural gas costs; unanticipated changes to gas transportation and storage costs, or availability due to higher demand, shortages, transportation problems or other developments; environmental or pipeline incidents; transmission or distribution incidents; unanticipated changes to electric energy supply costs, or availability due to demand, shortages, transmission problems or other developments; or electric transmission or gas pipeline system constraints.

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Catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, cyber attacks, or other similar occurrences could adversely affect Vectren’s facilities, operations, financial condition, results of operations, and reputation.

•	Increased competition in the energy industry, including the effects of industry restructuring, unbundling, and other sources of energy.

•	Regulatory factors such as unanticipated changes in rate-setting policies or procedures, recovery of investments and costs made under regulation, and the frequency and timing of rate increases.

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Financial, regulatory or accounting principles or policies imposed by the Financial Accounting Standards Board; the Securities and Exchange Commission; the Federal Energy Regulatory Commission; state public utility commissions; state entities which regulate electric and natural gas transmission and distribution, natural gas gathering and processing, electric power supply; and similar entities with regulatory oversight.

•	Economic conditions including the effects of inflation rates, commodity prices, and monetary fluctuations.

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Economic conditions surrounding the current economic uncertainty, including increased potential for lower levels of economic activity; uncertainty regarding energy prices and the capital and commodity markets; volatile changes in the demand for natural gas, electricity, and other nonutility products and services; impacts on both gas and electric large customers; lower residential and commercial customer counts; higher operating expenses; and further reductions in the value of certain nonutility real estate and other legacy investments.

•	Volatile natural gas and coal commodity prices and the potential impact on customer consumption, uncollectible accounts expense, unaccounted for gas and interest expense.

•	Volatile oil prices and the potential impact on customer consumption and price of other fuel commodities.

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Direct or indirect effects on the company’s business, financial condition, liquidity and results of operations resulting from changes in credit ratings, changes in interest rates, and/or changes in market perceptions of the utility industry and other energy-related industries.

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The performance of projects undertaken by the company’s nonutility businesses and the success of efforts to realize value from, invest in and develop new opportunities, including but not limited to, the company’s infrastructure services, energy services, and remaining ProLiance Holdings, LLC assets.

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Factors affecting Infrastructure Services, including the level of success in bidding contracts; fluctuations in volume of contracted work; unanticipated cost increases in completion of the contracted work; funding requirements associated with multiemployer pension and benefit plans; changes in legislation and regulations impacting the industries in which the customers served operate; the effects of weather; failure to properly estimate the cost to construct projects; the ability to attract and retain qualified employees in a fast growing market where skills are critical; cancellation and/or reductions in the scope of projects by customers; credit worthiness of customers; ability to obtain materials and equipment required to perform services; and changing market conditions, including changes in the market prices of oil and natural gas that would affect the demand for infrastructure construction.

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Factors affecting Energy Services, including unanticipated cost increases in completion of the contracted work; changes in legislation and regulations impacting the industries in which the customers served operate; changes in economic influences impacting customers served; failure to properly estimate the cost to construct projects; the ability to attract and retain qualified employees; cancellation and/or reductions in the scope of projects by customers; changes in the timing of being awarded projects; credit worthiness of customers; lower energy prices negatively impacting the economics of performance contracting business; and changing market conditions.

•	Employee or contractor workforce factors including changes in key executives, collective bargaining agreements with union employees, aging workforce issues, work stoppages, or pandemic illness.

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Risks associated with material business transactions such as acquisitions and divestitures, including, without limitation, legal and regulatory delays; the related time and costs of implementing such transactions; integrating operations as part of these transactions; and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions.

•
Costs, fines, penalties and other effects of legal and administrative proceedings, settlements, investigations, claims, including, but not limited to, such matters involving compliance with federal and state laws and interpretations of these laws.

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Changes in or additions to federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, pipeline safety regulations, environmental laws, including laws governing greenhouse gases, mandates of sources of renewable energy, and other regulations.

More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2014 annual report on Form 10-K filed on Feb. 17, 2015. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions, or other factors affecting such statements.

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